ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance for Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 156	$ 86	$ 45
Add: increase in allowance	54	116	53
Deduct: bad debt write offs	(47)	(55)	(23)
Foreign currency translation and other	(6)	9	11
Loss allowance - ending	$ 157	$ 156	$ 86